                                                                    EXHIBIT 10.1

                AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                    HARTMAN REIT OPERATING PARTNERSHIP, L.P.

         THIS AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP OF HARTMAN REIT OPERATING PARTNERSHIP, L.P. (this "Amendment"), is made as of this ____ day of ___________, 2004, by HARTMAN COMMERCIAL PROPERTIES REIT, a Maryland real estate investment trust (hereinafter referred to as the "General Partner") on behalf of itself and as attorney-in-fact of each of the limited partners (the "Limited Partners") of Hartman REIT Operating Partnership, L.P., a Delaware limited partnership (the "Partnership").

                             BACKGROUND INFORMATION

         Each of the Partners has previously executed that certain Agreement of Limited Partnership of the Partnership dated December 31, 1998 (the "Partnership Agreement"). The General Partner, which was formerly a Texas real estate investment trust, has reorganized into a Maryland real estate investment trust. The General Partner desires to amend the Partnership Agreement to reflect the reorganization of the General Partner and to make certain correcting amendments to the Partnership Agreement. Except for certain matters that require the prior written consent of the Limited Partners, each Limited Partner has appointed the General Partner as its attorney-in-fact to amend the Partnership Agreement. The General Partner, as attorney-in-fact for each of the Limited Partners, is authorized to make each of the amendments to the Partnership Agreement set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree, swear and certify as follows:

         1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Partnership Agreement.

         2.       Amendment to Article 2.     Article 2 of the Partnership
Agreement is amended by deleing the definitions of "Company" and "General Partner" and replacing them with the following:

                  "Company" means Hartman Commercial Properties REIT, a Maryland real estate investment trust and any successor thereto. The Company was formerly a Texas real estate investment trust that has reorganized into a Maryland real estate investment trust.

                  "General Partner" means Hartman Commercial Properties REIT, a Maryland real estate investment trust and any successor thereto. The General Partner is sometimes also referred to in this Agreement as the "Company." The General Partner was formerly a Texas real estate investment trust that has reorganized into a Maryland real estate investment trust.

         3.       Amendment to Section 3.2.     Section 3.2 of the Partnership
Agreement is hereby amended by inserting "or class" at the end of the penultimate sentence of Section 3.2A.(ii).

         4. Amendment to Section 3.8. Section 3.8 of the Partnership Agreement is hereby amended by deleting the language "(ii) Other Securities with respect to which the Company has previously issued

Preference Units" contained in the third and fourth lines of such Section to "(ii) Other Securities with respect to which the Partnership has previously issued Preference Units".

         5. Ratification. In all other respects the Partnership shall be governed by the terms and conditions of the Partnership Agreement and the Certificate of Limited Partnership of the Partnership.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of such counterparts shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment on the day and year first above written.

                                    HARTMAN COMMERCIAL PROPERTIES REIT,
                                    individually, and as attorney-in-fact for each of the Limited Partners

                                    By:  ________________________

                                    Its: __________________

                                       3